UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2009

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and Zip Code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  On May 14, 2009 at the Annual Meeting of Stockholders of Host Hotels & Resorts, Inc. (“Host REIT”), the stockholders of Host REIT approved the Host Hotels & Resorts 2009 Comprehensive Stock and Cash Incentive Plan (the “2009 Plan”). The Board of Directors of Host REIT had previously approved and adopted the 2009 Plan on March 12, 2009, subject to approval by the stockholders of Host REIT. The 2009 Plan became effective as of March 12, 2009 upon shareholder approval on May 14, 2009. The 2009 Plan will be administered by the Compensation Policy Committee of the Board of Directors of Host REIT.

  The 2009 Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, cash dividend equivalent rights, profits interests in Host Hotels & Resorts, L.P. (Host REIT’s operating partnership), performance awards and stock payments (collectively referred to as “Awards”) to employees and directors.

  Under the 2009 Plan, the aggregate number of shares of common stock that may be issued is 25,000,000. The 2009 Plan provides that to the extent grants are intended to be performance based compensation exempt from the deduction limits of Section 162(m) of the Code, then no more than 2,500,000 shares may be granted as Awards to any one individual during any fiscal year and the maximum dollar value of a cash based performance award determined at the date of grant will not exceed $10,000,000. The shares subject to the 2009 Plan, the limitations on the number of shares that may be awarded under the 2009 Plan, and shares and option prices subject to Awards outstanding under the 2009 Plan, will be adjusted to reflect stock dividends, stock splits, combinations or exchanges of shares, or merger, consolidation, spin-off, recapitalization or other similar transactions.

  Shares subject to Awards that have expired, been forfeited or settled in cash, or otherwise terminated without having been exercised may be subject to new Awards. Shares which are used to pay the exercise price for an Award and shares withheld to pay taxes will count against the number of shares available under the 2009 Plan and will not be added back to the number of shares available for grant under the Plan. Shares issued under the 2009 Plan may be previously authorized but unissued shares, or reacquired shares bought on the open market or otherwise. Each share subject to a stock appreciation right which is exercised shall be counted as one share issued under the 2009 Plan for purposes of counting the number of shares available for grant under the 2009 Plan.

  A more detailed description of the terms of the 2009 Plan can be found in Host REIT’s Definitive Proxy Statement on Schedule 14A in the section entitled “Proposal Three—Approval of Host Hotels & Resorts 2009 Comprehensive Stock and Cash Incentive Plan,” which was filed with the Securities and Exchange Commission on March 31, 2009 and is incorporated by reference herein. The foregoing description of the 2009 Plan and the description of the 2009 Plan incorporated by reference from Host REIT’s Definitive Proxy Statement are both qualified in their entirety by the full text of the 2009 Plan, which was filed as Appendix A to Host REIT’s Definitive Proxy Statement and is also incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Host Hotels & Resorts 2009 Comprehensive Stock and Cash Incentive Plan, effective as of March 12, 2009 (incorporated herein by reference to Appendix A to the Host Hotels & Resorts, Inc. Definitive Proxy Statement on Schedule 14A, filed on March 31, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: May 20, 2009	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Host Hotels & Resorts 2009 Comprehensive Stock and Cash Incentive Plan, effective as of March 12, 2009 (incorporated herein by reference to Appendix A to the Host Hotels & Resorts, Inc. Definitive Proxy Statement on Schedule 14A, filed on March 31, 2009).